ZOO DIGITAL PUBLISHING LIMITED

(Company Number: 05701472)

ANNUAL REPORT

PERIOD ENDED 4 APRIL 2008

ZOO DIGITAL PUBLISHING LIMITED
COMPANY INFORMATION

Directors	R Chaimowitz
D Fremed
B M Hatch
S Kain-Jurgensen
I C Stewart

Company number	05701472

Registered office	Arundel Court
177 Arundel Street
Sheffield
S1 2NU

Auditors	PKF (UK) LLP
2nd Floor
Fountain Precinct
Balm Green
Sheffield
S1 2JA

Bankers	Bank of Scotland
Leopold Street
Sheffield
S1 2FF

ZOO DIGITAL PUBLISHING LIMITED

ZOO DIGITAL PUBLISHING LIMITED
DIRECTORS’ REPORT
PERIOD ENDED 4 APRIL 2008

The directors present their report and the financial statements for the period ended 4 April 2008.

Principal activities

The principal activity of the company is the sale, marketing and development of computer games.

Directors

The directors who served during the period were:

B M Hatch
I C Stewart
R Chaimowitz	(appointed 04/04/2008)
D Fremed	(appointed 04/04/2008)
S Kain-Jurgensen	(appointed 04/04/2008)

Provision of information to auditors

Each of the persons who are directors at the time when this Directors' report is approved has confirmed that:

•	so far as that director is aware, there is no relevant audit information of which the company's auditors are unaware, and

•
each director has taken all the steps that ought to have been taken as a director in order to be aware of any information needed by the company's auditors in connection with preparing their report and to establish that the company's auditors are aware of that information.

The report of the directors has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

This report was approved by the board on 7 August 2008 and signed on its behalf.

I C Stewart
Director

ZOO DIGITAL PUBLISHING LIMITED
STATEMENT OF DIRECTORS' RESPONSIBILITIES
PERIOD ENDED 4 APRIL 2008

The directors are responsible for preparing the Annual report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law).The financial statements are required by law to give a true and fair view of the state of the affairs of the company and of the profit or loss of the company for that period. In preparing these financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgments and estimates that are reasonable and prudent;

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records that disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

INDEPENDENT AUDITORS’ REPORT TO THE SHAREHOLDERS OF
ZOO DIGITAL PUBLISHING LIMITED
PERIOD ENDED 4 APRIL 2008

We have audited the financial statements of ZOO Digital Publishing Limited for the period ended 4 April 2008, set out on pages 5 to 14. These financial statements have been prepared in accordance with the accounting policies set out therein and the requirements of the Financial Reporting Standard for Smaller Entities (effective January 2007).

Respective responsibilities of directors and auditors

The directors' responsibilities for preparing the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice) are set out in the Statement of directors' responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you whether in our opinion the information given in the Directors' report is consistent with the financial statements.

In addition we report to you if, in our opinion, the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and other transactions is not disclosed.

We read the Directors' report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion

We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion:

•
the financial statements give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities, of the state of the company's affairs as at 4 April 2008 and of its profit for the period then ended;

•	the financial statements have been properly prepared in accordance with the Companies Act 1985; and

•	the information given in the Directors' report is consistent with the financial statements.

7 August 2008
Sheffield, UK

ZOO DIGITAL PUBLISHING LIMITED
PROFIT AND LOSS ACCOUNT
PERIOD ENDED 4 APRIL 2008

		2008	2007
	Notes	£	£

TURNOVER	1,2	4,934,076	2,916,647

Cost of sales		(3,551,308)	(2,049,223)

GROSS PROFIT		1,382,768	867,424

Selling and distribution costs		(46,426)	(30,876)

Administrative expenses		(746,423)	(466,362)

OPERATING PROFIT	3	589,919	370,186

Interest receivable		4,111	2,225

Interest payable		(64,925)	(3,115)

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		529,105	369,296

Tax on profit on ordinary activities	4	(435)	-

PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION	12	528,670	369,296

The notes on pages 7 to 12 form part of these financial statements.

ZOO DIGITAL PUBLISHING LIMITED
BALANCE SHEET
PERIOD ENDED 4 APRIL 2008

		4 April 2008		31 March 2007
	Notes	£	£	£	£

FIXED ASSETS
Intangible fixed assets	5		39,496		56,979
Tangible fixed assets	6		41,197		45,111

			80,693		102,090
CURRENT ASSETS
Stocks	7	507,910		306,770
Debtors	8	1,493,118		1,022,428
Cash at bank and in hand		171,885		51,035

		2,172,913		1,380,233

CREDITORS: amounts falling due within one year	9	(1,410,289)		(1,111,182)

NET CURRENT ASSETS			762,624		269,051

TOTAL ASSETS LESS CURRENT LIABILITIES			843,317		371,141

CREDITORS: amounts falling due after more than one year	10		(251)		(1,745)

NET ASSETS			843,066		369,396

CAPITAL AND RESERVES
Called up share capital	11		100		100
Profit and loss account	12		842,966		369,296

SHAREHOLDERS' FUNDS			843,066		369,396

The financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2007).

The financial statements were approved and authorised for issue by the board and were signed on its behalf on 7 August 2008.

I C Stewart
Director

The notes on pages 7 to 12 form part of these financial statements.

ZOO DIGITAL PUBLISHING LIMITED
BALANCE SHEET
PERIOD ENDED 4 APRIL 2008

	2008		2007
	£	£	£	£

CASH GENERATED FROM OPERATIONS

OPERATING PROFIT	589,919		370,186
Depreciation of tangible fixed assets	26,441		28,576
Amortisation of intangible fixed assets	17,483		17,339
Loss on disposal of tangible fixed assets	2		984
Increase in stocks	(201,141)		(306,770)
Increase in trade debtors	(705,927)		(638,998)
Decrease/(increase) in other debtors	235,238		(383,431)
(Decrease)/increase in trade creditors	(279,239)		428,865
Increase in other creditors	475,727		291,646

		158,503		(191,603)
CASH FROM OTHER SOURCES
Interest received	4,111		2,225
Issue of shares	-		100
Sale of tangible fixed assets	-		26

		4,111		2,351

APPLICATION OF CASH
Interest paid	(64,500)		(3,057)
Dividends paid	(55,000)		-
Hire purchase interest	(425)		(58)
Tax paid	(435)		-
Principal payment under finance lease	(1,831)		3,638
Purchase of intangible fixed assets	-		(74,318)
Purchase of tangible fixed assets	(22,529)		(74,695)

		(144,720)		(148,490)

NET INCREASE IN CASH		17,894		(337,742)
Cash at bank and in hand less overdrafts at beginning of the period		(337,742)		-

CASH AT BANK AND IN HAND LESS OVERDRAFTS AT END OF THE PERIOD		(319,848)		(337,742)
Consisting of:
Cash at bank and in hand		171,885		51,035

Overdrafts included in "bank loans and overdrafts falling due within one year"		(491,733)		(388,777)

		(319,848)		(337,742)

The notes on pages 7 to 12 form part of these financial statements.

ZOO DIGITAL PUBLISHING LIMITED
NOTES TO THE FINANCIAL STATMENTS
PERIOD ENDED 4 APRIL 2008

1.	ACCOUNTING POLICIES

Basis of preparation of financial statements

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2007).

Turnover

Turnover comprises revenue recognised by the company in respect of goods and services supplied, exclusive of Value Added Tax and trade discounts.

Royalties receivable are credited to the profit and loss account when due.

Intangible fixed assets and amortisation

Goodwill is the difference between amounts paid on the acquisition of a business and the fair value of the identifiable assets and liabilities. It is amortised to the profit and loss account over its estimated economic life.

Intellectual property rights and benefit of contracts are identifiable purchased intangible assets. They are amortised to the profit and loss account over their estimated useful economic lives.

Amortisation is provided at the following rates:

Intellectual property rights	- 20%
Goodwill	- 20%
Benefit of contracts	- 50%

Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the following bases:

Fixtures, fittings and equipment	- 25-50% straight line

Leasing and hire purchase

Assets obtained under hire purchase contracts and finance leases are capitalised as tangible fixed assets. Assets acquired by finance lease are depreciated over the shorter of the lease term and their useful lives. Assets acquired by hire purchase are depreciated over their useful lives. Finance leases are those where substantially all of the benefits and risks of ownership are assumed by the company. Obligations under such agreements are included in creditors net of the finance charge allocated to future periods. The finance element of the rental payment is charged to the Profit and loss account so as to produce a constant periodic rate of charge on the net obligation outstanding in each period.

Operating leases

Rentals under operating leases are charged on a straight line basis over the lease term.

Benefits received and receivable as an incentive to sign an operating lease are recognised on a straight line basis over the period until the date the rent is expected to be adjusted to the prevailing market rate.

ZOO DIGITAL PUBLISHING LIMITED
NOTES TO THE FINANCIAL STATMENTS
PERIOD ENDED 4 APRIL 2008

1.	ACCOUNTING POLICIES (continued)

Stocks and work in progress

Stocks are valued at the lower of cost and net realisable value after making due allowance for obsolete and slow-moving stocks. Cost includes all direct costs and an appropriate proportion of fixed and variable overheads.

Product development expenditure is carried forward to the extent that it is considered recoverable. The amount carried forward is written off on release over the expected sales life of each product.

Foreign currencies

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at rates of exchange ruling at the balance sheet date.

Transactions in foreign currencies are translated into sterling at the rate ruling on the date of the transaction.

Exchange gains and losses are recognised in the profit and loss account.

Pensions

The company operates a defined contribution pension scheme and the pension charge represents the amounts payable by the company to the fund in respect of the period.

2.	TURNOVER

57.5% of the company's turnover is attributable to geographical markets outside the United Kingdom.

3.	OPERATING PROFIT

The operating profit is stated after charging/(crediting):

	2008	2007
	£	£

Amortisation - intangible fixed assets	17,483	17,339
Depreciation of tangible fixed assets:
- owned by the company	24,530	28,217
- held under finance leases	1,913	359
Auditors' remuneration	5,000	5,865
Directors' emoluments	201,528	103,411
Pension costs	305	339
Gain/(loss) on foreign exchange	(127,854)	15,640

There are no directors to whom retirement benefits are accruing under money purchase pension schemes.

ZOO DIGITAL PUBLISHING LIMITED
NOTES TO THE FINANCIAL STATMENTS
PERIOD ENDED 4 APRIL 2008

4.	TAXATION

	2008	2007
	£	£

Adjustments in respect of prior periods	435	-

Factors affecting tax charge for the period

Losses relating to the publishing business acquired have been transferred to the company and, as a result, there is no corporation tax charge for the period.

Factors that may affect future tax charges

There are tax losses of approximately £4m transferred as part of the business acquisition which have not yet been utilised and will be carried forward to reduce future tax charges.

5.	INTANGIBLE FIXED ASSETS

	Intellectual Property
	Rights & Benefit
	of Contracts	Goodwill	Total
	£	£	£
Cost
At 1 April 2007 and 4 April 2008	55,000	19,318	74,318
Amortisation
Charge for the period	13,577	3,906	17,483
At 4 April 2008	27,052	7,770	34,822
Net book value
At 4 April 2008	27,948	11,548	39,496

At 31 March 2007	41,525	15,454	56,979

ZOO DIGITAL PUBLISHING LIMITED
NOTES TO THE FINANCIAL STATMENTS
PERIOD ENDED 4 APRIL 2008

6.	TANGIBLE FIXED ASSETS

Fixtures, fittings
& equipment
£
Cost
At 1 April 2007	72,677
Additions	22,529
Disposals	(39)

At 4 April 2008	95,167
Depreciation
At 1 April 2007	27,566
Charge for the period	26,443
On disposals	(39)

At 4 April 2008	53,970

Net book value
At 4 April 2008	41,197

At 31 March 2007	45,111

The net book value of assets held under finance leases or hire purchase contracts, included above, are as follows:

	4 April	31 March
	2008	2007
	£	£

Furniture, fittings and equipment	1,770	3,683

7.	STOCKS

Work in progress	199,289	64,861
Finished goods and goods for resale	308,621	241,909

	507,910	306,770

8.	DEBTORS

Trade debtors	1,344,925	638,998
Other debtors	148,193	383,430

	1,493,118	1,022,428

ZOO DIGITAL PUBLISHING LIMITED
NOTES TO THE FINANCIAL STATMENTS
PERIOD ENDED 4 APRIL 2008

9.	CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	4 April	31 March
	2008	2007
	£	£

Bank loans and overdrafts	491,733	388,777
Net obligations under finance leases and hire purchase contracts	1,555	1,893
Trade creditors	149,626	428,865
Social security and other taxes	41,891	13,834
Other creditors	725,484	277,813

	1,410,289	1,111,182

Bank loans and overdrafts include £NIL (2007: £165,356) which are secured by a fixed charge over certain trade debtors of the company. Ian Stewart, a director has given a personal guarantee for £50,000, to the bank in respect of the above.

Hire purchase and finance lease creditors are secured on the assets concerned.

Included within other creditors due within one year is a loan from Ian Stewart, a director, amounting to £324,950 (2007: £124,950). The maximum amount outstanding during the period was £474,950.

10.	CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

	4 April	31 March
	2008	2007
	£	£

Net obligations under finance leases and hire purchase contracts	251	1,745

Hire purchase and finance lease creditors are secured on the assets concerned.

11.	SHARE CAPITAL

Authorised, allotted, called up and fully paid
100- Ordinary shares of £1 each	100	100

12.	RESERVES

Profit &
loss account
£

At 1 April 2007	369,296
Profit for the period	528,670
Dividends: Equity capital	(55,000)

At 4 April 2008	842,966

ZOO DIGITAL PUBLISHING LIMITED
NOTES TO THE FINANCIAL STATMENTS
PERIOD ENDED 4 APRIL 2008

13.	DIVIDENDS

	4 April	31 March
	2008	2007
	£	£

Dividends paid on equity capital	55,000	-

14.	PENSION COMMITMENTS

The company operates a defined contributions pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to £305 (2007: £339). No contributions were outstanding at the balance sheet date.

15.	OPERATING LEASE COMMITMENTS

At 4 April 2008 the company had annual commitments under non-cancellable operating leases as follows:

	4 April	31 March
	2008	2007
	£	£
Expiry date:
Within 1 year	20,267	-
After more than 5 years	31,400	31,400

16.	RELATED PARTY TRANSACTIONS

The entire share capital was acquired by Green Screen Interactive Software LLC on 4 April 2008.

Also on 4 April 2008, Green Screen Interactive Software LLC acquired Destination Software Inc. ZOO Digital Publishing Limited had transactions during the year with the new fellow subsidiary but none while they were under common control. The balance due to Destination Software Inc at 4 April 2008 was £329,122.

17.	CONTROLLING PARTY

At the year end, Green Screen Interactive Software LLC owned 100% of the share capital in ZOO Digital Publishing Limited. Green Screen Interactive Software LLC is incorporated in the United States of America.

There is no ultimate controlling party.

ZOO DIGITAL PUBLISHING LIMITED

The financial statements of Zoo Digital Publishing Limited (“Zoo-UK”) are prepared in accordance with United Kingdom Generally Accepted Accounting Practice (“UK GAAP”), which follows United Kingdom accounting standards and applicable law.

UK GAAP differs in certain significant respects from the accounting principles generally accepted in the United States of America (“US GAAP”). The effects of the application of US GAAP on net income and stockholders’ equity for Zoo-UK are set out as follows:

	Years Ended
(amounts in £’s)	April 4, 2008	March 31, 2007

Reconciliation of net income

Net income in accordance with UK GAAP	£528,670	£369,296

Adjustments required to conform with US GAAP:

Accounting for goodwill (1)	3,906	3,864

Net income in accordance with US GAAP	£532,576	£373,160

Reconciliation of stockholders' equity

Stockholders' equity in accordance with UK GAAP	£843,066	£369,396

Adjustments required to conform with US GAAP:

Accounting for goodwill (1)	7,770	3,864

Stockholders' equity in accordance with US GAAP	£850,836	£373,260

(1) UK GAAP allows for the amortization of goodwill, but US GAAP does not; therefore, the amortization expense must be added back to conform to US GAAP.